UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                              Amendment Number One
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                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                 April 26, 2005
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                        CHINA DIRECT TRADING CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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FLORIDA                             0-28331                   84-1047159
(State of Incorporation or   (Commission File Number)       (I.R.S. Employer
organization)                                               Identification No.)

                          12535 ORANGE DRIVE, SUITE 613
                              Davie, Florida 33330
                    (Address of principal executive offices)

                                 (954) 474-0224
              (Registrant's telephone number, including area code)


ITEM 7.01 REGULATION FD DISCLOSURE

Attached as Exhibit 99.1 is a press release issued b China Direct Trading Corporation about its recent equity acquisition agreement with Hua Wei Furniture Manufacture Co., Ltd. Attached as Exhibit 99.2 is a recent press release concerning availability of information about China Direct Trading Corp. in certain Standard and Poor sources.

The information contained in this Current Report on Form 8-K or attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01 FINANCIAL STATES AND EXHIBITS

(c) EXHIBITS

The following exhibits are filed with this Report:

EXHIBIT # 99.1   Press Release issued by China Direct Trading Corp. about
                 Acquisition of Equity Interest in Hua Wei Furniture
                 Manufacture Co., Ltd.

EXHIBIT 99.2 Press Release regarding availability of China Direct Trading Corporation business information on certain Standard and Poor sources



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     CHINA DIRECT TRADING
                                                     CORPORATION

                                                     Date: May 16, 2005

                                                     By: /s/ Howard Ullman
                                                     Howard Ullman, Chief
                                                     Executive Officer and
                                                     President and Chairman